[SENTRY LOGO]


                         Sentry Variable Life Account I
                               SELF-DIRECTED LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
             FUNDED BY NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST




                                 [SENTRY LOGO]


                                 ANNUAL REPORT


                                        DECEMBER 31, 1996

                         SENTRY LIFE INSURANCE COMPANY

Dear Policy Owner:                                             February 15, 1997

Thank you for selecting Sentry for your life insurance and investment needs by your purchase of the Self-Directed Life policy. Your confidence in Sentry is appreciated.

As an owner of the Patriot Variable Annuity, your contribution is invested in the Advisers Management Trust (AMT), managed by the investment firm of Neuberger & Berman Management Inc. The information below is provided by Neuberger & Berman on the four respective investment options available in the
Patriot: the AMT Growth Portfolio, the AMT Balanced Portfolio, the AMT Limited Bond Portfolio and the AMT Liquid Asset Portfolio.

In 1996, the stock market continued its record-breaking run while the bond market raced up and down until settling on a positive note during the last third of the year. Generally, AMT Portfolio shareholders benefited from this wild ride.

During 1996, three of the best performing sectors of the AMT Growth Portfolio and the stock portion of the AMT Balanced Portfolio were financial services, restaurants and technology. The success of companies in the technology sector can be partly attributed to continued demand by end-users in combination with lower prices. Two lagging sectors during the year were Communications and Healthcare. These two sectors comprised about 8%-10% of the Portfolios during most of the year. Cable stocks went through their lowest valuations in 1996 due to worries about competition from the satellite industry. As a result, the Portfolios reduced positions in a few cable companies. The Portfolios increased exposure to HMOs during the year. Overall, this industry did not contribute positively to the Portfolios.

1996 ended on an upbeat note for the bond market and the AMT Limited Maturity Bond ("Limited Bond") Portfolio and the fixed income portion of the AMT Balanced Portfolio as yields across the curve fell during the last four months of the year. Yields that we focus on, in the 1- to 5- year part of the curve, ended the year higher than at the start of the year. In between, however, the bond market was on a roller coaster ride with interest rates falling early in the period, then rising extremely rapidly, and finally reversing its course once again for the final rally. Our weighted average portfolio duration ("duration" is a measure of a portfolio's exposure to interest rate risk) management during this period of volatility remained consistent with our trend-following style, and the Portfolios' risk level remained low compared to longer-duration bond funds. Corporate bonds remained the largest sector in the Portfolios as we continued to find value through our bottom-up bond selection process (looking at individual bonds rather than average sector prices) despite a generally expensive corporate market. Investments in mortgage-backed and asset-backed securities accounted for the majority of the remainder of the Portfolios.

The AMT Liquid Asset Portfolio ("Liquid Asset") took advantage of positive movement in the money markets and extended the weighted average maturity of the Liquid Asset Portfolio to a high of 73 days during the last quarter of 1996. When possible the Liquid Asset Portfolio selected issues from among those with six-month maturities to lock in higher rates, and whose credit quality continues to be exclusively first tier. There has not been any significant change in the spreads between Treasury and Agency issues versus commercial paper and bank issues. Therefore, the Liquid Asset Portfolio maintained the highest concentration in the commercial paper and bank issue sector of the short-term debt market at a spread of approximately 25 to 30 basis points over comparable Treasuries.

Please let us know if you have any questions regarding your Policy or the information contained in this report.

Sincerely,

Dale R. Schuh
Dale R. Schuh, President
Sentry Life Insurance Company


The composition and holdings of the Portfolios are subject to change. Shares of the separate Portfolios of Neuberger & Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Government Income, Growth, Limited Maturity Bond, Liquid Asset and Partners Portfolio may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies. Shares of the Balanced
Portfolio are also available as a underlying investment fund for certain qualified retirement plans.

                        SENTRY LIFE INSURANCE COMPANY
                        SENTRY VARIABLE LIFE ACCOUNT I

                       STATEMENT OF ASSETS, LIABILITIES
                         AND CONTRACT OWNERS' EQUITY
                              December 31, 1996
ASSETS:

Investments at market value:

  Neuberger & Berman Advisers Management Trust:


    Liquid Asset Portfolio, 219,628
     shares (cost $219,628)                              $    219,628

    Growth Portfolio, 115,547
     shares (cost $2,667,400)                               2,978,764

    Limited Maturity Bond Portfolio, 10,809
     shares (cost $150,972)                                   151,901

    Balanced Portfolio, 52,983
     shares (cost $816,413)                                   843,502
                                                         ------------

     Total investments                                      4,193,795

Dividends receivable                                              796
                                                         ------------

     Total assets                                           4,194,591

LIABILITIES:

Accrued expenses                                                2,539
                                                         ------------

CONTRACT OWNERS' EQUITY (NET ASSETS)                     $  4,192,052
                                                         ============


  The accompanying notes are an integral part of these financial statements

SENTRY LIFE INSURANCE COMPANY
SENTRY VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
For the Years ended December 31, 1996, 1995 and 1994


                                               SUB-ACCOUNTS INVESTING IN:
                                              -------------------------
                                                         Liquid Asset                           Growth
                                                         Portfolio                              Portfolio
                                              --------------------------------  --------------------------------------
                                              1996       1995          1994        1996         1995         1994
                                              ----       ----          ----        ----         ----         ----

Income:
  Dividends                                   $  9,580  $  9,124   $    6,269   $     997    $   4,390   $    8,224

Expenses:
  Risk charges                                   2,288     1,940        1,979      29,155       23,650       17,946
                                              --------   -------   ----------   ---------    ---------   ----------

Net investment income (loss)                     7,292     7,184        4,290     (28,158)     (19,260)      (9,722)
                                              --------   -------   ----------   ---------    ----------  -----------
Realized net investment gain (loss)                 --       --           --       48,754        46,745      44,083

Unrealized appreciation (depreciation), net         --       --           --      (44,382)      473,452    (332,294)

Capital gain distributions received                 --       --           210     233,304        58,834     192,558
                                              --------   -------   ----------   ---------    ----------  -----------
Realized and unrealized gain (loss)
  on investments and capital
  gain distributions, net                           --       --           210     237,676       579,031     (95,653)
                                              --------   -------   ----------   ---------    ---------   ----------
Net increase (decrease) in contract owners'
  equity from operations                         7,292     7,184        4,500     209,518       559,771    (105,375)
                                              --------   -------   ----------   ---------    ---------   ----------

Purchase payments                               96,463    90,888      195,485     549,845       478,225     461,504

Transfers between subaccounts, net             (59,472)  (54,134)    (155,730)     56,399        62,754     162,021

Withdrawals and surrenders                     (32,192)   (1,034)        (634)   (184,653)     (116,440)   (159,695)

Monthly deductions                             (13,163)  (12,109)     (13,666)   (217,320)     (183,791)   (158,175)

Policy loans                                      (709)      (31)        (239)    (10,421)      (37,216)    (55,443)
                                              --------   -------   ----------   ---------    ----------  ----------
Net increase (decrease) in contract owners'
  equity derived from principal transactions    (9,073)   23,580       25,216     193,850       203,532     250,212
                                              --------   -------   ----------   ---------    ----------  ----------
Total increase (decrease) in contract
  owners' equity                                (1,781)   30,764       29,716     403,368       763,303     144,837

Contract owners' equity at beginning of year   221,447   190,683      160,967   2,574,908     1,811,605   1,666,768
                                              --------   -------   ----------   ---------    ---------   ----------

Contract owners' equity at end of year        $219,666  $221,447   $  190,683  $2,978,276    $2,574,908  $1,811,605
                                              ========  ========   ==========  ==========    ==========  ==========

   The accompanying notes are an integral part of these financial statements

             Limited Maturity                            Balanced
             Bond Portfolio                              Portfolio                               Total
-----------------------------------------   -------------------------------------  ----------------------------------------
   1996             1995           1994         1996         1995          1994         1996         1995         1994
   ----             ----           ----         ----         ----          ----         ----         ----         ----
$   15,386        $    9,541   $    7,291   $   18,652   $    11,714   $    9,450   $   44,615   $   34,769   $   31,234

     1,797             1,908        1,906        8,680         7,621        6,379       41,920       35,119       28,210
----------        ----------   ----------   ----------   -----------   ----------   ----------   ----------   ----------
    13,589             7,633        5,385        9,972         4,093        3,071        2,695         (350)       3,024
----------        ----------   ----------   ----------   -----------   ----------   ----------   ----------   ----------

    (2,558)            1,206         (227)       8,235        19,996       11,174       54,431       67,947       55,030

    (6,306)            8,032       (8,658)     (76,957)      114,203      (55,710)    (127,645)     595,687     (396,662)

        --                --        1,080      103,719         3,765       15,613      337,023       62,599      209,461
----------        ----------   ----------   ----------   -----------   ----------   ----------   ----------   ----------


    (8,864)            9,238       (7,805)      34,997       137,964      (28,923)     263,809      726,233     (132,171)
----------        ----------   ----------   ----------   -----------   ----------   ----------   ----------   ----------

     4,725            16,871       (2,420)      44,969       142,057      (25,852)     266,504      725,883     (129,147)
----------        ----------   ----------   ----------   -----------   ----------   ----------   ----------   ----------

    25,849            27,036       23,864      142,335       161,567      111,653      814,492      757,716      792,506

    (9,331)           (3,276)       4,506       12,404        (5,344)     (10,797)          --           --           --

   (37,994)          (12,119)     (40,827)     (59,749)      (29,762)     (22,365)    (314,588)    (159,355)    (223,521)

   (12,163)          (13,030)     (13,342)     (83,683)      (81,053)     (67,614)    (326,329)    (289,983)    (252,797)

      (306)           (3,029)         (10)      (6,732)       (1,715)     (14,764)     (18,168)     (41,991)     (70,456)
----------        ----------   ----------   ----------   -----------   ----------   ----------   ----------   ----------

   (33,945)           (4,418)     (25,809)       4,575        43,693       (3,887)     155,407      266,387      245,732
----------        ----------   ----------   ----------   -----------   ----------   ----------   ----------   ----------

   (29,220)           12,453      (28,229)      49,544       185,750      (29,739)     421,911      992,270      116,585

   180,182           167,729      195,958      793,604       607,854      637,593    3,770,141    2,777,871    2,661,286
----------        ----------   ----------   ----------   -----------   ----------   ----------   ----------   ----------

$  150,962        $  180,182   $  167,729   $  843,148   $   793,604   $  607,854   $4,192,052   $3,770,141   $2,777,871
==========        ==========   ==========   ==========   ===========   ==========   ==========   ==========   ==========

NOTES TO FINANCIAL STATEMENTS
December 31, 1996, 1995 and 1994

1.   ORGANIZATION AND CONTRACTS

     The Sentry Variable Life Account I (the Variable Life Account) is a segregated investment account of the Sentry Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Life Account was established by the Company on February 12, 1985 and commenced operations on January 13, 1987. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

     The assets of the Variable Life Account are invested in one or more of the portfolios of Neuberger & Berman Advisers Management Trust (the Trust) at the portfolio's net asset value in accordance with the selection made by the contract owners.

     A copy of the Neuberger & Berman Advisers Management Trust Annual Report is included in the Variable Account's Annual Report.

2.   SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS

     Investments in the Trust are valued by using net asset values which are based on the daily closing prices of the underlying securities in the Trust's portfolios.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Securities transactions are recorded on the trade date (the date the order to buy and sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding investment gains and losses are determined on a specific identification basis.

     FEDERAL INCOME TAXES

     The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Life
     Account are part of the total operations of the Company and are not taxed as a separate entity.

     Under Federal income tax law, net investment income and net realized investment gains of the Variable Life Account which are applied to increase contract owners' equity are not taxed.

December 31, 1996, 1995 and 1994

3.   EXPENSES

     A mortality and expense risk premium and a death benefit guarantee risk charge are deducted by the Company from the Variable Life Account on a daily basis which is equal, on an annual basis, to 1.05% (.90% mortality and expense risk and .15% death benefit guarantee risk charge) of the daily net asset value of the Variable Life Account. These charges compensate the Company for assuming these risks under the variable life contract. The liability for accrued mortality and expense risk premium and death benefit guarantee risk charge amounted to $2,539 at December 31, 1996.

     At the beginning of each policy month, the company makes a deduction, per contract holder, from the cash value of the policy by canceling accumulation units. This deduction consists of the cost of insurance for the policy and any additional benefits provided by rider, if any, for the policy month and a $5 monthly administrative fee. The administrative fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.

     The Company deducts a front-end sales expense charge of 5.0% from each premium payment. A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The full surrender charge will be reduced during the first nine contract years until it reaches zero in the tenth contract year.

     The Company deducts from each premium payment the amount of premium taxes levied by any state or government entity. Premium taxes up to 4% are imposed by certain states.


4.   INITIAL CAPITALIZATION

     Initial capital of $500 was provided by the Company for the establishment of the Variable Life Account. The Company removed the investment during 1996. The value at the disposal date was $742.

December 31, 1996, 1995 and 1994

5.   CONTRACT OWNERS' EQUITY


Contract owners' equity is represented by accumulation units in the related Variable Life Account.

At December 31, 1996 ownership of the Variable Life Account was represented by the following accumulation units and accumulaton unit values:

                                        ACCUMULATION                         ACCUMULATION
                                           UNITS                              UNIT VALUE             VALUE
                                        -----------                         ------------             -----
Liquid Asset Portfolio                    14,611                               $15.03            $    219,666
Growth Portfolio                         131,013                                22.73               2,978,276
Limited Maturity Bond Portfolio            9,110                                16.57                 150,962
Balanced Portfolio                        47,830                                17.63                 843,148
  Total contract owners' equity                                                                  ------------
                                                                                                 $  4,192,052
                                                                                                 ============

At December 31, 1996 significant concentrations of ownership were as follows:

                                           NUMBER OF
                                         CONTRACT OWNERS                          PERCENTAGE OWNED
                                         ---------------                          ----------------
       Liquid Asset Portfolio                  3                                       47.6
       Limited Maturity Bond Portfolio         1                                       25.6

At December 31, 1995 ownership of the Variable Life Account was represented by the following accumulation units and accumulation unit values:

                                         ACCUMULATION                         ACCUMULATION
                                           UNITS                              UNIT VALUE                   VALUE
                                         ------------                         ------------                 -----
       Liquid Asset Portfolio               15,235                                $14.54                $  221,447
       Growth Portfolio                    122,318                                 21.05                 2,574,908
       Limited Maturity Bond Portfolio      11,223                                 16.05                   180,182
       Balanced Portfolio                   47,615                                 16.67                   793,604
                                                                                                        ----------
         Total contract owners' equity                                                                  $3,770,141
                                                                                                        ==========

At December 31, 1994 ownership of the Variable Life Account was represented by the following accumulation units and accumulation unit values:

                                        ACCUMULATION                           ACCUMULATION
                                           UNITS                                UNIT VALUE                 VALUE
                                        -----------                            ------------                -----
       Liquid Asset Portfolio             13,639                                  $13.98                $  190,683
       Growth Portfolio                  112,195                                   16.15                 1,811,605
       Limited Maturity Bond Portfolio    11,473                                   14.62                   167,729
       Balanced Portfolio                 44,673                                   13.61                   607,854
                                                                                                        ----------
         Total contract owners' equity                                                                  $2,777,871
                                                                                                        ==========

December 31, 1996, 1995 and 1994

6.   PURCHASES AND SALES OF SECURITIES

In 1996, purchases and proceeds on sales of the Trust's shares aggregated $1,368,190 and $872,040, respectively, and were as follows:


                         LIQUID ASSET               GROWTH             LIMITED MATURITY             BALANCED
                          PORTFOLIO                PORTFOLIO           BOND PORTFOLIO               PORTFOLIO            TOTAL
                         ------------              ---------           ----------------             ---------            -----
Purchases                $153,780                 $889,149                 $044,216                 $281,045           $1,368,190
Proceeds on sales         155,168                  489,998                   63,774                  163,100              872,040

In 1995, purchases and proceeds on sales of the Trust's shares aggregated $1,062,251 and $733,637, respectively, and were as follows:

                         LIQUID ASSET              GROWTH              LIMITED MATURITY             BALANCED
                          PORTFOLIO               PORTFOLIO            BOND PORTFOLIO               PORTFOLIO              TOTAL
                         ------------              ---------           ----------------             ---------              -----
Purchases                $141,210                 $663,423                 $ 48,185                 $209,433           $1,062,251
Proceeds on sales         110,647                  420,666                   45,063                  157,261              733,637

In 1994, purchases and proceeds on sales of the Trust's shares aggregated $1,340,961 and $883,968, respectively, and were as follows:

                         LIQUID ASSET              GROWTH              LIMITED MATURITY             BALANCED
                          PORTFOLIO               PORTFOLIO            BOND PORTFOLIO               PORTFOLIO            TOTAL
                         ------------             ---------            ----------------             ---------            -----
Purchases                $256,685                 $879,777                 $ 44,442                 $160,057           $1,340,961
Proceeds on sales         227,423                  446,780                   63,883                  145,882              883,968

                      REPORT OF INDEPENDENT ACCOUNTANTS

THE BOARD OF DIRECTORS
SENTRY LIFE INSURANCE COMPANY
     AND
THE CONTRACT OWNERS OF
SENTRY VARIABLE LIFE ACCOUNT I:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of the Liquid Asset Portfolio, Growth Portfolio, Limited Maturity Bond Portfolio and Balanced Portfolio of the Sentry Variable Life Account I as of December 31, 1995, and the related statements of operations and changes in contract owners' equity for each of the three years in the period then ended. These financial statements are the responsibility of Sentry Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Liquid Asset Portfolio, Growth Portfolio, Limited Maturity Bond Portfolio and Balanced Portfolio of the Sentry Variable Life Account I as of December 31, 1995, and the results of their operations and the changes in their contract owners' equity for each of the three years in the period then ended in conformity with generally accepted accounting principles.



Coopers & Lybrand LLP.

Chicago, Illinois
February 10, 1997